SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                            reported): July 29, 2003

                                  LUMENIS LTD.
             (Exact name of registrant as specified in its charter)

            Israel                         0-13012                  N.A.
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

      P.O. Box 240, Yokneam, Israel                       20692
(Address of principal executive offices)                (Zip Code)

               Registrant's telephone number, including area code:
                                 972-4-959-9000

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

      Exhibit 99.1 Press Release of Lumenis Ltd. dated July 29, 2003 (furnished pursuant to Item 12 of Form 8-K).

Item 12. Results of Operations and Financial Condition.

      On July 29, 2003 Lumenis Ltd. (the "Company") issued a press release announcing the Company's financial results for the second quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        LUMENIS LTD.


                                        By: /s/ Kevin R. Morano
                                            ------------------------------------
                                            Kevin R. Morano
                                            Executive Vice President and Chief
                                            Financial Officer

Dated: July 29, 2003


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                                Index to Exhibits

Number      Description
------      -----------

99.1 Press Release of Lumenis Ltd. dated July 29, 2003 (furnished pursuant to Item 12 of Form 8-K).


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